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                                                                    EXHIBIT 21.1

                   INTERNATIONAL STEEL GROUP INC. SUBSIDIARIES


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                                                                                    JURISDICTION OF INCORPORATION OR
NAME OF SUBSIDIARY                                                                          ORGANIZATION
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

Hibbing Land Corporation                                                                     Delaware

Hibbing Taconite Holding Inc.                                                                Minnesota

ISG Acquisition Inc.                                                                         Delaware

ISG Burns Harbor LLC                                                                         Delaware

ISG Cleveland Inc.                                                                           Delaware

ISG Cleveland West Inc.                                                                      Delaware

ISG Cleveland West Properties Inc.                                                           Delaware

ISG Cleveland Works Railway Company                                                          Delaware

ISG Columbus Coatings LLC                                                                    Delaware

ISG Columbus Processing LLC                                                                  Delaware

ISG/EGL Holding Company                                                                      Delaware

ISG Hennepin Inc.                                                                            Delaware

ISG Hibbing Inc.                                                                             Delaware

ISG Indiana Harbor Inc.                                                                      Delaware

ISG Lackawanna LLC                                                                           Delaware

ISG Plate LLC                                                                                Delaware

ISG Railways Inc.                                                                            Delaware

ISG Real Estate Inc.                                                                         Delaware

ISG Riverdale Inc.                                                                           Delaware
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
                                                                                    JURISDICTION OF INCORPORATION OR
NAME OF SUBSIDIARY                                                                          ORGANIZATION
------------------                                                                          ------------
ISG South Chicago & Indiana Harbor Railway Company                                           Delaware

ISG Sparrows Point LLC                                                                       Delaware

ISG Steelton LLC                                                                             Delaware

ISG Technologies Inc.                                                                        Delaware

ISG Venture Inc.                                                                             Delaware

ISG Warren Inc.                                                                              Delaware

L-S Electro-Galvanizing Company                                                              Ohio

Ontario Iron Company                                                                         Minnesota

Tow Path Valley Business Park Development Company                                            Delaware

Pristine Resources Inc.                                                                      Delaware

Tecumseh Redevelopment Inc.                                                                  Delaware

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